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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                        WARBURG PINCUS JAPAN GROWTH FUND

                    WARBURG PINCUS JAPAN SMALL COMPANY FUND

     The following information supersedes certain information in the funds' Prospectuses and Statement of Additional Information.

     On August 9, 2000, the Board of Directors of each fund declared a dividend consisting of net realized short-term capital gains equal to $3.64 per share for the Common Class of the Japan Growth Fund and $7.88 per share for the Common Class of the Japan Small Company Fund. The net realized short-term capital gains dividend for the Advisor Class was $3.61 per share for the Japan Growth Fund and $7.82 per share for the Japan Small Company Fund. The dividends will be paid on August 14, 2000 to shareholders of record at the close of business on August 11, 2000. Each fund currently has significant net realized and unrealized long-term capital gains. Additional net realized long-term and short-term capital gains could potentially be generated by future redemption activity in a fund. The funds cannot predict whether there will be further redemptions and, if so, what their impact might be on future dividend distributions. This will depend on, among other things, the size of the funds at the time of the dividend distribution and the availability of offsetting capital losses. It is expected that each fund will declare and pay out its net realized long-term capital gains and any additional net realized short-term capital gains in December as it does regularly each year.

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Dated: August 14, 2000                                       16-0800
                                                             for
                                                             WPJPN
                                                             ADJPN
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